

IFAN

Financial

IFAN Financial



3517 Camino Del Rio S.
Suite 407
San Diego, CA 92108

ifanfinancial.com

(619) 537-9998

SAFE HARBOR STATEMENT

This report includes forward-looking statements covered by the Private Securities Litigation Reform Act of 1995. Because such statements deal with future events, they are subject to various risks and uncertainties and actual results for fiscal year 2015 and beyond could differ materially from the Company's current expectations. Forward-looking statements are identified by words such as "anticipates," "projects," "expects," "plans," "intends," "believes," "estimates," "targets," and other similar expressions that indicate trends and future events.

Factors that could cause the Company's results to differ materially from those expressed in forward-looking statements include, without limitation, variation in demand and acceptance of the Company's products and services, the frequency, magnitude, and timing of paper and other raw-material-price changes, general business and economic conditions beyond the Company's control, timing of the completion and integration of acquisitions, the consequences of competitive factors in the marketplace including the ability to attract and retain customers, results of continuous improvement and other cost-containment strategies, and the Company's success in attracting and retaining key personnel. The Company undertakes no obligation to revise or update forward-looking statements as a result of new information, since these statements may no longer be accurate or timely.



Table of Contents

Why Invest In IFAN Financial ?



Compelling Business Model

- Leveraging multiple products into multiple channels
- Highly scalable on a profitable basis
- 2016 valuation between $16.9mn-$42.25mn and stock price between $0.20-$0.50 per share

Superior Products

- Patented revolutionary mobile payment technologies
- Significant price advantage over competitors
- Developed custom programs and applications that address specific vertical needs

Attractive Industry Dynamics

- Highly fragmented market end-user services
- Addressable market of over 290 million customers and merchants
- Market size of $50 billion growing at 35% annually

Proven Management

- Over 25 years of experience in Financial Services & Software Development
- Managed and built over 25 successful businesses
- The largest single deal completed worth $4.2 billion

Already-developed strategic partnerships and joint ventures to rapidly transition IFAN from pre-revenue to commercial scale


IFAN
Financial

IFAN Financial designs, develops, and distributes software that enhances and enables all facets of payment. IFAN has a growing portfolio of solutions including a mobile optimized platform with ‘white label’ Enterprise Solutions capable of on-demand payments, autopay, proximity marketing, a proprietary prepaid card program, and an array of FinTech services.

IFAN's unique platform is industry leading in competitive processing pricing, customer and merchant security, and system convenience. IFAN provides merchants with an easy, customizable, and secure payment processing system complete with the IFAN Payment Gateway featuring a fully custom payment experience. The PCI-compliant solutions simplify nearly all the work and costs of meeting regulatory requirements.

IFAN can facilitate nearly all merchant payment needs including mobile, e-commerce, processing, split-funding, ACH, EMV, and prepaid card programs.



LOW PROCESSING COSTS

The IFAN Platform offers an instantaneous method for processing transactions at rates that are less than the industry standards. IFAN's reduced processing fees and immediate remittance are advantages for businesses who adopt the Platform.

SAFE AND SECURE

IFAN's proprietary decentralization of consumer card information assures no customer information is ever provided to the merchant. All customers using the IFAN Platform to make purchases through mobile, online, or in-store are protected from the threat of card or identity theft at the point of sale. IFAN's security process is triple encrypted, tokenized, and significantly reduces the risk of identity theft, fraudulent card transactions, and counterfeit chargebacks.

REVOLUTIONARY FUNCTIONALITY

The IFAN Platform has revolutionary functionality combining on-demand payments, autopay features, proximity marketing capabilities, local and long distance peer cash transfers, and split-payment capabilities. On the Enterprise level, the Platform is the first to market a fully optimized mobile solution for merchants with an installed customer base. Businesses can create a fully custom mobile, online, and in-store commerce experience based on their customer needs.

IFAN Financial

Platform Processing Flow Chart



Online or Mobile
OR
'Brick-and-Mortar'
OR
Customer
Online
Merchant
Transaction occurs
Customer
Merchant
If no accounts exist
Customer already has IFAN Platform account or existing account with merchant
Customer IFAN Platform account is simultaneously created using information provided in transaction
Customer has insufficient funds to cover transaction in account
Customer has sufficient funds in account balance
Customer Credit/Debit card
Funds are loaded into customer's IFAN account from saved bank account/card info and/or transfered in via a newly established bank account/card
OR
Customer ACH Bank transfer
Customer Account
Transaction amount is transferred immediately from customer's IFAN account to merchant's IFAN account (less processing fee)
Split Funding Option
Prior to funding a split funding arrangement can be made to split the payment into various recipients
Merchant Account
Remaining post-split funds
Split Payment recipient

IFAN Platform Advantages

IFAN's proprietary method reduces the total processing cost and conducts the all transaction through a virtual and instantaneous IFAN Platform.

True integration from front-end to back-end, the Platform streamlines the transaction process and reduces the time it takes merchants to get paid.

The IFAN Platform is reliable, secure, enables efficient data flow, and eliminates traditional risks of disintermediation.

With all transactions, as well as the mobile wallet, being FDIC insured, the Platform allows for security and liquidity of funds immediately.



IFAN Platform: Mobile

The consumer 'mobile wallet' solution allows users to purchase a wide range of goods and services using their mobile device instead of paying with cash, check, or credit card. IFAN offers FDIC insured Native, Web, or a Hybrid delivery Platform for mobile applications. A mobile wallet is essentially a virtual card or collection of virtual cards that the cardholder stores electronically on their mobile phone or other device (tablet or PC). Consumers have the ability to hold a virtual gift, gas, loyalty, and other rewards cards.


IFAN
Financial
Login
Sign Up


POWER
IFAN
CARDHOLDER NAME
YOUR NEW CARD
MasterCard

The POWER™ – BY IFAN, a MasterCard Prepaid Card is one of the first of its class to Direct-Connect / Market Commercially with a mobile application.

The POWER™ card allows for instant monetization of mobile funds by allowing purchases or cash acquisition at ATMs throughout the world.



IFAN Platform Mobile Enterprise Capabilities

IFAN offers a wide range of best-in-class white label mobile wallet and payment solutions, mobile banking products, and mobile commerce products. All of IFAN's white label Platform solutions come mobile optimized and are turnkey ready allowing businesses to get the most out of their mobile solutions. IFAN offers complete merchant customization in creating an end-to-end PCI Complaint developed solution. Potential white label solutions include:

Virtual Prepaid Debit, Rewards, and Loyalty Cards

The cards are linked to the IFAN Platform account balance allowing consumers to swipe their IFAN issued card and spend cash instantly.

Peer-2-Peer Cash Transfers

IFAN's Platform allows inter-platform transfers between individuals with instant liquidity of the funds.

Offers, Coupons, and Discounts

The Platform is capable of serving as a distribution channel and can redeem coupons, daily promotions/deals, discounts, and special offers.

Proximity Based Services

Proximity and in-store offers, mobile commerce, and other time sensitive initiatives are based upon your consumers location.

Loyalty Programs

IFAN's Platform can centralize and simplify your loyalty programs with granular reporting.

Mobile Banking

The Platform provides all the conveniences of a traditional banking experience including bill pay, access to balance information, savings, account transfers, and electronic deposits.

Ticketing

Consumers can purchase and store any transaction that requires ticket validation. This includes movies, concerts, sporting events, and public transportation.

Post Purchase Organization

The Platform can store and organize customer receipts for mobile and in-store transactions where the merchant provides electronic receipt options.

Personal Identification Credentials

The Platform can be used to securely store personal identification materials and be used in correspondence with proximity services to validate the user's identity for access to permitted locations the same way as a traditional security badge.

IFAN Prepaid Card Program Capabilities



IFAN offers stand-alone prepaid card programs for businesses and consumers.

IFAN Prepaid Capabilities

- Open Loop
- Closed Loop
- Network Branded Programs
- Unbranded Programs
- Anonymous Prepaid Programs
- Personalized Cards
- Non-Personalized Cards
- Reloadable Cards
- Non-Reloadable Cards
- Virtual Prepaid Programs
- Options for the Unbanked


Prepaid Student Card
Online Shopping
VISA

All programs are completely regulatory compliant.



OPEN LOOP

Open loop cards are cards that are generally branded with a specific network or multiple payment networks (MasterCard, Visa, Discover, Star, Plus, Cirrus, Maestro, etc). Open loop cards may be used at any merchant, automated teller machine ("ATM"), or point of sale ("POS") device that accepts transactions for processing through such payment networks. Typically, the payment networks are prominently displayed on the front (usually, the primary network such as MasterCard, Visa, or Discover) or on the back (typically, the ATM or POS networks) of the card. The purpose for utilizing a brand on an open loop card is to increase its acceptance by merchants, ATMs, and POS devices. In other words, by utilizing one or multiple networks, Cardholders have a much wider choice of where to use the cards which makes the cards more popular and valuable to the consumer.

CLOSED LOOP

Closed loop cards are cards that are generally NOT branded with a network on the front or back of the card (typically the case) – OR – may only include a limited network or be accepted at a network owned and operated by a single merchant or affiliated group of merchants. These types of cards are utilized commonly by department store chains or restaurant chains because such retailers specifically want to limit the acceptance of such cards to their stores only (to reduce competition). Closed loop cards will typically only include Gift, Incentive and Loyalty, or virtual cards. These cards are typically distributed directly by the merchant or entity that is accepting them.

ANONYMOUS PROGRAMS

An anonymous card program is a card program that does not collect the identity of the cardholder at the time of issue. This is common for gift card programs, non-reloadable card programs, or low limit programs ONLY where rules and regulations do not require the collection of the cardholder's identity.

NON-PERSONALIZED PROGRAMS

A non-personalized card is a card that does not have the name of the cardholder printed on the front of the card. This is common for gift card or closed loop programs where the cards may be single use, non-reloadable, or have low limits. This does NOT necessarily mean the identity of the cardholder is unknown. In some cases, the cardholder may be known and have CIP performed, but due to certain factors (instant issue, low limits, etc.), it may not be necessary or desirous to have the cardholder's name printed on the front of the card.

RELOADABLE PROGRAMS

Reloadable cards are cards that may be loaded multiple times, either up to a specific number of times (set reload limit) or up to a specific expiration date (may be loaded multiple times, continuously subject to load limits set by law or the issuing bank until the card expires) from various sources. Some reloadable cards may only accept such loads from employers.

IFAN FinTech Services



IFAN provides a range of traditional financial services (FinTech) for merchants separate from the Platform or using select features from it.

IFAN Capabilities Include:

- Traditional Merchant Processing
- Multiple Gateways
- Single Stack APIs
- Split-Funding
- ACH / EFT
- EMV
- Check Services
- Non-IFAN Issued Prepaid Card Fund-loading
- Business Intelligence Solutions
- Recurring Payments
- Secure Card Data Storage
- Gift and Reward Cards
- Merchant Loyalty Cards
- Personal Finance / Asset Management
- Money Transfer / Remittance
- Peer-2-Peer Lending
- Fraud Protection
- Inventory Management

IFAN provides merchants with a direct connection to all of the major credit card associations without the hassle of intermediate connection points.

With real-time flexibility of cross channel inventory and transaction services, IFAN eliminates friction from customer interactions.



IFAN Merchant Processing


Online or Mobile
OR
'Brick-and-Mortar'
OR
Online
Customer
Merchant
Transaction occurs
Customer
Merchant
IFAN - Acquiring Bamk
Transaction passes through IFAN Gateway or POS system and a processing fee of is assessed
Issuing Bank
Card Network
Transaction is submitted to the customers bank
Transaction is submitted to Credit Card Network and interchange fees are assesed
Payment funds are transfered
Split Payment recipient
Payment is received byIFAN
Split Funding Option
IFAN pays merchant
Merchant
Prior to settlement a split funding arrangement can be made to split the payment into various recipients
Remaining post-split funds

IFAN takes the multi-vendor, confusing merchant processing experience and turns it into a single end-to-end simplified process. IFAN makes doing business easier, more secure, and more profitable by offering merchant processing that supports every payment position in any environment.

IFAN has the ability to operate a split funding method whereas the processor, IFAN, automatically splits the card sale between the business and the financing company per the agreed upon portion. IFAN's method is seamless and easy to integrate and adds no additional processing time. The process offers advantages to the financing company by streamlining the repayment process with instant settlement and daily repayments.



IFAN Payment Methods

Online

The IFAN Payment Gateway is a hosted gateway with flexible checkout templates that can be integrated into the merchant's mobile or e-commerce site via an IFAN Enterprise Solution or implemented separately into an already existing mobile or e-commerce site.

The gateway has the ability to accept all major cards and is fully PCI-compliant. All integrated IFAN Payment Gateways include an online account management dashboard.

IFAN Checkout



Brick-and-Mortar (Traditional)

IFAN offers enhanced security through tokenization and point-to-point encryption, a process that helps to eliminate unnecessary hardware exchanges and software upgrades. IFAN solutions can be integrated into existing card readers or pre-coded IFAN readers can be issued.


PAYX
POWER by IFAN
$

Brick-and-Mortar (Mobile)

IFAN's unique partnership with Netclearance Systems Inc. has given it access to the revolutionary mBeaconPay which is a complete solution that enables mobile payments through a device called Smart Beacons. Beacon acts as a gateway or bridge between the end user, with its mobile application, the system of sale (POS) and bank trade.



IFAN Mobile Beacons

IFAN's smart beacons allow payment deploy applications across mobile, offering several benefits:

- Low or zero rate of exchange
- Direct Vision (end to end) of the transaction
- Descending support the current credit card systems
- Multiple methods in proximity (QR Code, NFC, Wi - Fi, Bluetooth) unit
- POS interface integrated and open through the CDC standard connector (USB)
- Assumable investment costs in hardware
- Compatible on all mobile platforms (iOS, Android, Windows)
- Without VISA / MASTERCARD Platform
- Multiple Connections (BLE, WIFI, NFC, QR)


PAYX
POWER by IFAN
$

Smart beacons offers the bank the ability to implement intelligent and customized transactions, allowing the implementation of:

- Loyalty programs
- Mobile coupons and personalized deals
- Proximity Marketing (as an iBeacon)
- Fast transactions (+ 5 sec. Vs Card)
- Secure Payments
- Agnostic solution both cards and mobile apps

Merchant benefit from:

- Download of two accounts of the same entity
- Without VISA / MASTERCARD Platform
- Reduction of Fees for the Establishment
- Coupons, discounts, loyalty programs for bank customers
- Multiple Connections (BLE, WIFI, NFC, QR)



Current Beacon Deployment

IFAN's strategic partner, Netclearance, has successfully deployed over 40,000 beacons to the country of Denmark and is currently deploying 1,000 new beacons per week. Every business that is registered with Danske Bank is going to have the payment beacons. All McDonald's and Starbucks in Denmark are fully integrated to the solution. Additionally, Sweden, Norway, Finland, Spain, Germany and Mexico deployments are in progress.

McDonald's



IFAN is bringing this technology to the United States as the first to market leader in this revolutionary take on mobile payments.

Starbucks



IFAN will give merchants the ability to enhance their payment capabilities using this technology that is currently in progress of being integrated into IFAN's merchant processing.

IFAN'S ATTRACTIVE INDUSTRY DYNAMICS


IFAN
Financial
Over $230 billion in funds loaded onto prepaid cards annually in the United States growing at around 40%
More than 430 billion mobile payment transactions globally growing at around 60%
Over $4.4 trillion in merchant processing facilitation in the United States annually

According to research from Capgemini's World Payments Report, worldwide mobile payment transactions are projected to grow by 60.8% this year to reach 47Bn transactions. The trend has the potential to cause significant disruption for traditional participants in the payments industry, as banks are only expected to account for half of the projected 800Bn non-cash transactions predicted by Capgeini's World Payments Report in 2024, opening the possibility for new entrants to capture significant market share. For its part, IFAN estimates that its addressable market consists of over 290mn customers and merchants and a market size of $50Bn growing at 35% annually between the IFAN Platform, the Prepaid Card Programs, and IFAN's FinTech services.

IFAN'S ADDRESSABLE MARKETS



In 2018, near-field-communications or other contactless technologies are projected to generate over 114 billion U.S. dollars in transaction value. As of 2015, about 12.7 percent of all U.S. smartphone users are actively using some form of proximity mobile payment services. According to Industry, expert mobile proximity payments are projected to be amongst the influential and widely used forms of payments in the coming years. According to a survey of digital payment users, the most common mobile in-store mobile payment method is scanning a barcode or QR code. A further 12 percent have waved or tapped their mobile phone to pay at check out. IFAN's unique mobile payment platform has the ability to facilitate these payments on both ends for the consumer (with the mobile wallet) and the merchant. IFAN's unique relationship with Netclarence and the integration of the proximity payments beacons with IFAN merchant processing allows customers to their mobile wallets to complete purchases and have them settled to the merchant faster and at a lower cost than traditional methods.

On another aspect of merchant processing, IFAN's split funding processing capabilities have the potential to service microloan lenders as well as small business lenders. Currently there are over 260 microloan business lenders with the leaders servicing an average of 150 - 500 deals a month averaging around $13,000 per loan. Additionally, IFAN is positioned to facilitate small business loans of over $35,000 per loan. Currently there are over 23 million outstanding small business loans totaling around $585 billion.

In the United States there are over 13 million Americans who rely on prepaid cards to make purchases at least once a month and in total load more than $230 billion annually onto those cards. Many businesses are transitioning to issuing prepaid cards as a primary payment method to employees. IFAN, through its prepaid card program, has the ability to benefit not only individual consumers looking to purchase a prepaid card but large businesses as well looking to issue them. IFAN could save a business with 100 employees potentially $4,000 per year and one with 500 employees $20,000 off of traditional payroll methods.

IFAN's Competitive Advantage



Low Cost
IFAN Financial
Planet Payment
vantiv
CAYAN
fiserv.
Verifone
Many Payment Services Offered
Minimal Payment Services Offered
NCR
Bluebird American Express
Pay
green dot
Square
globalpayments
Walmart MoneyCard
PayPal
High Cost

IFAN offers an array of services from its proprietary Platform that changes the way payments are made and received to its secure and cost effective Prepaid Card Program and many FinTech specialized services. IFAN, as a single entity, is able to combine the best features of many of the fragmented industry leaders. IFAN's strategic partnerships allow for rapid market share growth as it offers lower prices and better services. IFAN is able to offer superior pricing and platform advantages through the unique relationships it has developed with issuing banks, back-office compliance entities, and mass client partners.

IFAN'S GO-TO-MARKET STRATEGY



IFAN approaches target markets through direct sales to businesses with large groups of end users and agreements with companies who specify IFAN services to their clients or influence their peers.

Target Verticals

- **Lender Split-Funding**
- **Check Cashing And Payday Loan Stores**
- **Mid-Sized Brick-And-Mortar Retailers**
- **Regional Banks and Credit Unions**
- **Businesses With Fewer Than 10,000 Employees On Payroll**

Target Strategic Relationships

- **Payroll Processors**
- **Financial Service Institutions**
- **Trade Associations**
- **Digital Development Companies**

By:

- Targeting end-user customer via a direct sales force and leveraging market resources
- Forming strategic relationships and joint ventures with industry leaders to co-develop and co-market products
- Creating opportunities to market IFAN products through specifiers and influencers to their respective customers

IFAN HAS SUCCESSFULLY GENERATED A SIGNIFICANT PIPELINE OF BUSINESSES READY TO BE INTEGRATED WITH AN IFAN SOLUTION



IFAN's Strategic Partners

TCCI specifies the IFAN Platform payment system to their clients as well as provides IFAN with full back office functions, compliance structures to meet regulatory requirements, and serve as a tech development partner for the payment gateway.

TAB Bank is IFAN's sponsoring bank for the prepaid card program and provides all respective back-end related needs. With TAB, IFAN's Prepaid cards, whether virtual or traditional plastic, are FDIC insured.

Netclearance Systems is extending their distribution rights to IFAN to provide the proprietary mBeacon. With Netclearance, IFAN is able to combine its processing capabilities and take on the current leaders in the proximity payments market with a proven and superior product.

GTV is a digital media company focused on production and distribution of commercial video content through GTV.COM and a network of broadcast sites. IFAN will provide payment services for both online and mobile.

Blue Like Neon is a digital advertising agency that has agreed to specify the IFAN Payment Gateway to their clients as well as work with IFAN to uncover new opportunities—digital touch points to better serve both companies customers.



IFAN's Proven Management

Christopher Mizer - CEO



Chris has over 25 years of executive management and corporate finance experience, having previously served as a Senior Accountant with Ernst & Young and vice president of the investment banking division of Key Capital Markets.

Steve Scholl - CFO



Steve applies years of extensive experience as a successful entrepreneur. He served a crucial role leading Software Development at National Schedule Masters and is also a member of National Bankers.

John De Puy - Director



John has invested in and advised more than 600 technology companies. He has more than 25 years of experience as an entrepreneur, CEO, management consultant and civic leader.

Jason Aplin - Global Solutions Director



Jason has 20 years of experience in the industry working with strategists, agencies, and brands on how to leverage technology to create engagement, collaboration, brand advocacy, and communities. Brands include: American Express, AOL, Coca Cola, Edelman, E.W. Scripps, The Indianapolis Colts, Microsoft, Sony, and others.

Philip Vogt - CTO



Philip has over 20 years of IT leadership experience with a consistent track record of driving increased levels of productivity, profits and internal/external customer satisfaction reducing TCO and providing higher ROI.



IFAN's Financial Highlights

Stock Details (10/20/15)	
OTC:	**IFAN**
Sector / Industry	Technology / Mobile Payments
Price Target:	**$0.20**
Recent Share Price	$0.08
Shares O/s (mn)	84.5
Market Cap (in $mn)	6.8
52-week high/low	$1.01 / $0.05

Source: Bloomberg, SeeThruEquity Research

Key Financials ($mn unless specified)

	FY14	FY15E	FY16E
Revenues	0.0	0.6	31.8
EBITDA	(0.0)	(2.4)	1.9
EBITDA	(0.0)	(2.5)	1.8
Net Income	(1.8)	(2.5)	1.8
GAAP EPS ($)	(0.00)	(0.03)	0.02

Source: SeeThruEquity Research

Key Ratios

	FY14	FY15E	FY16E
Gross Margin (%)	NM	44.4	44.7
Operating Margin (%)	NM	(383.3)	5.6
EBITDA margin (%)	NM	(377.0)	5.9
Net Margin (%)	NM	(385.6)	5.6
P/Revenue (x)	NM	94.8	1.9
EV / EBITDA	NM	(25.1)	32.2
EV / Revenue (x)	NM	94.7	1.9

Source: SeeThruEquity Research

IFAN sees an opportunity to use its technology platform to win new business by offering lower transaction processing fees than incumbent services providers. IFAN estimates that its fees represent approximately *55%* savings versus alternatives. IFAN plans a blended average monetization of 1.8% per dollar processed on the IFAN platform. The company has guided to reaching a $45mn annual run rate by the end of calendar 2016E, and management has a medium term goal of eventually processing approximately $1Bn - $2Bn per month on its platform. At $1Bn per month in platform transactions, assuming 1.8% revenue monetization, IFAN could potentially generate $215mn in annualized revenues if it achieves its aspirations.

WHY INVEST IN IFAN Financial ?



COMPELLING BUSINESS MODEL

- Leveraging multiple products into multiple channels
- Highly scalable on a profitable basis
- 2016 valuation between $16.9mn-$42.25mn and stock price between $0.20-$0.50 per share

SUPERIOR PRODUCTS

- Patented revolutionary mobile payment technologies
- Significant price advantage over competitors
- Developed custom programs and applications that address specific vertical needs

ATTRACTIVE INDUSTRY DYNAMICS

- Highly fragmented market end-user services
- Addressable market of over 290 million customers and merchants
- Market size of $50 billion growing at 35% annually

PROVEN MANAGEMENT

- Over 25 years of experience in Financial Services & Software Development
- Managed and built over 25 successful businesses
- The largest single deal completed worth $4.2 billion

ALREADY-DEVELOPED STRATEGIC PARTNERSHIPS AND JOINT VENTURES TO RAPIDLY TRANSITION IFAN FROM PRE-REVENUE TO COMMERCIAL SCALE



IFAN

Financial

